Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Principles of consolidation
Principles of consolidation - The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries and variable interest entities for which the Company is the primary beneficiary. All intercompany balances and transactions have been eliminated.

The Company continually evaluates its investments to determine if they represent variable interests in a variable interest entity (“VIE”). If the Company determines that it has a variable interest in a VIE, the Company then evaluates if it is the primary beneficiary of the VIE. The evaluation is a qualitative assessment as to whether the Company has the ability to direct the activities of a VIE that most significantly impact the entity’s economic performance. The Company consolidates a VIE if it is considered to be the primary beneficiary.

Assets and liabilities of VIEs for which the Company is the primary beneficiary were not significant to the Company’s consolidated financial statements. VIE creditors do not have recourse against the general credit of the Company.

Use of estimates
Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates

Fair value hierarchy
Fair value hierarchy - The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•	Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•
Level 2 - Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

•
Level 3 - Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Cash and cash equivalents
Cash and cash equivalents - Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. These investments are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.

Short-term and long-term investments
Short-term and long-term investments - The Company’s short-term investments consist of certificates of deposit with initial maturities of greater than three months when purchased that mature in less than one year from the balance sheet date. The Company’s long-term investments of $51 million at December 31, 2014, which are classified as noncurrent other assets within the accompanying consolidated balance sheet, consist of certificates of deposit. These investments, which were classified as available-for-sale within Level 1 of the fair value hierarchy, were carried at fair value, which approximated historical cost at December 31, 2014 and 2013.

Fair value of financial instruments
Fair value of financial instruments - As of December 31, 2014, the Company’s financial instruments include cash and cash equivalents, short-term and long-term investments, accounts receivable, accounts payable, contingent consideration liability and short-term debt. Due to the nature of these instruments, the Company’s carrying value approximates fair value. The carrying amount and estimated fair value of total long-term debt was $12.3 billion and $13.3 billion, respectively, as of December 31, 2014. The fair value of the Company’s long-term debt was estimated based on quoted rates currently offered in active markets for the Company’s debt, which is considered Level 1 of the fair value hierarchy. The Company had outstanding letters of credit, which guaranteed foreign trade purchases, with a fair value of $4 million as of December 31, 2014. There were no outstanding derivative financial instruments as of December 31, 2014 and 2013.

Foreign currency translation and transactions
Foreign currency translation and transactions - For local currency functional currency, assets and liabilities are translated at end-of-period rates while revenues and expenses are translated at average rates in effect during the period. Equity is translated at historical rates and the resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income (loss).

For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for non-monetary balance sheet accounts, which are remeasured at historical exchange rates. Revenue and expense are remeasured at average exchange rates in effect during each period, except for those expenses related to the nonmonetary balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in income.

Gains and losses arising from foreign currency transactions and the effects of remeasurements were not material for all periods presented.

Accounts receivable
Accounts receivable - Accounts receivable are stated net of an allowance for doubtful accounts. The accounts receivable balance primarily includes amounts due from third party providers (e.g., pharmacy benefit managers, insurance companies and governmental agencies), clients and members, as well as vendors and manufacturers. Charges to bad debt are based on both historical write-offs and specifically identified receivables.

Inventories
Inventories - All inventories are stated at the lower of cost or market. Prescription drug inventories in the RPS and PSS are accounted for using the weighted average cost method. Front store inventories in the RPS stores are accounted for on a first-in, first-out basis using the retail inventory method. The RPS front store inventories in the distribution centers are accounted for using the cost method on a first-in, first-out basis. Physical inventory counts are taken on a regular basis in each store and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the accompanying consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current trends.

Property and equipment
Property and equipment - Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for buildings, building improvements and leasehold improvements and 3 to 10 years for fixtures, equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

The following are the components of property and equipment at December 31:

In millions	2014	2013
Land	$1,506	$1,460
Building and improvements	2,828	2,694
Fixtures and equipment	8,958	8,419
Leasehold improvements	3,626	3,320
Software	1,868	1,515
	18,786	17,408
Accumulated depreciation and amortization	(9,943)	(8,793)
Property and equipment, net	$8,843	$8,615

The gross amount of property and equipment under capital leases was $268 million and $260 million as of December 31, 2014 and 2013, respectively. Accumulated amortization of property and equipment under capital lease was $86 million and $74 million as of December 31, 2014 and 2013, respectively. Amortization of property and equipment under capital lease is included within depreciation expense. Depreciation expense totaled $1.4 billion in 2014 and 2013, and $1.3 billion in 2012.

Goodwill and other indefinitely-lived assets
Goodwill and other indefinitely-lived assets - Goodwill and other indefinitely-lived assets are not amortized, but are subject to impairment reviews annually, or more frequently if necessary. See Note 3 for additional information on goodwill and other indefinitely-lived assets.

Intangible assets
Intangible assets - Purchased customer contracts and relationships are amortized on a straight-line basis over their estimated useful lives between 10 and 20 years. Purchased customer lists are amortized on a straight-line basis over their estimated useful lives of up to 10 years. Purchased leases are amortized on a straight-line basis over the remaining life of the lease. See Note 3 for additional information about intangible assets.

Impairment of long-lived assets
Impairment of long-lived assets - The Company groups and evaluates fixed and finite-lived intangible assets for impairment at the lowest level at which individual cash flows can be identified, whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted and with interest charges). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted and with interest charges).

Redeemable noncontrolling interest
Redeemable noncontrolling interest - In June 2012, the Company acquired the remaining 40% interest in Generation Health from minority shareholders and employee option holders for $26 million and $5 million, respectively, for a total of $31 million. The following is a reconciliation of the changes in the redeemable noncontrolling interest for the year ended December 31, 2012:

In millions
Balance, December 31, 2011	$30
Net loss attributable to noncontrolling interest	(2)
Purchase of noncontrolling interest	(26)
Reclassification to capital surplus in connection with purchase of
noncontrolling interest	(2)
Balance, December 31, 2012	$—

Revenue recognition
Revenue Recognition

Pharmacy Services Segment

The PSS sells prescription drugs directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network. The PSS recognizes revenue from prescription drugs sold by its mail service dispensing pharmacies and under retail pharmacy network contracts where it is the principal using the gross method at the contract prices negotiated with its clients. Net revenues include: (i) the portion of the price the client pays directly to the PSS, net of any volume-related or other discounts paid back to the client (see “Drug Discounts” below), (ii) the price paid to the PSS by client plan members for mail order prescriptions (“Mail Co-Payments”) and the price paid to retail network pharmacies by client plan members for retail prescriptions (“Retail Co-Payments”), and (iii) administrative fees for retail pharmacy network contracts where the PSS is not the principal as discussed below. Sales taxes are not included in revenue.

Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the seller’s price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured. The following revenue recognition policies have been established for the PSS:

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Revenues generated from prescription drugs sold by mail service dispensing pharmacies are recognized when the prescription is delivered. At the time of delivery, the PSS has performed substantially all of its obligations under its client contracts and does not experience a significant level of returns or reshipments.

•
Revenues generated from prescription drugs sold by third party pharmacies in the PSS’ retail pharmacy network and associated administrative fees are recognized at the PSS’ point-of-sale, which is when the claim is adjudicated by the PSS online claims processing system.

The PSS determines whether it is the principal or agent for its retail pharmacy network transactions on a contract by contract basis. In the majority of its contracts, the PSS has determined it is the principal due to it: (i) being the primary obligor in the arrangement, (ii) having latitude in establishing the price, changing the product or performing part of the service, (iii) having discretion in supplier selection, (iv) having involvement in the determination of product or service specifications, and (v) having credit risk. The PSS’ obligations under its client contracts for which revenues are reported using the gross method are separate and distinct from its obligations to the third party pharmacies included in its retail pharmacy network contracts. Pursuant to these contracts, the PSS is contractually required to pay the third party pharmacies in its retail pharmacy network for products sold, regardless of whether the PSS is paid by its clients. The PSS’ responsibilities under its client contracts typically include validating eligibility and coverage levels, communicating the prescription price and the co-payments due to the third party retail pharmacy, identifying possible adverse drug interactions for the pharmacist to address with the prescriber prior to dispensing, suggesting generic alternatives where clinically appropriate and approving the prescription for dispensing. Although the PSS does not have credit risk with respect to Retail Co-Payments, management believes that all of the other applicable indicators of gross revenue reporting are present. For contracts under which the PSS acts as an agent, revenue is recognized using the net method.

Drug Discounts - The PSS deducts from its revenues any rebates, inclusive of discounts and fees, earned by its clients. Rebates are paid to clients in accordance with the terms of client contracts, which are normally based on fixed rebates per prescription for specific products dispensed or a percentage of manufacturer discounts received for specific products dispensed. The liability for rebates due to clients is included in “Claims and discounts payable” in the accompanying consolidated balance sheets.

Medicare Part D - The PSS, through its SilverScript subsidiary, participates in the federal government’s Medicare Part D program as a Prescription Drug Plan (“PDP”). Net revenues include insurance premiums earned by the PDP, which are determined based on the PDP’s annual bid and related contractual arrangements with the Centers for Medicare and Medicaid Services (“CMS”). The insurance premiums include a direct premium paid by CMS and a beneficiary premium, which is the responsibility of the PDP member, but is subsidized by CMS in the case of low-income members. Premiums collected in advance are initially deferred in accrued expenses and are then recognized in net revenues over the period in which members are entitled to receive benefits.

In addition to these premiums, net revenues include co-payments, coverage gap benefits, deductibles and co-insurance (collectively, the “Member Co-Payments”) related to PDP members’ actual prescription claims. In certain cases, CMS subsidizes a portion of these Member Co-Payments and pays the PSS an estimated prospective Member Co-Payment subsidy amount each month. The prospective Member Co-Payment subsidy amounts received from CMS are also included in net revenues. SilverScript assumes no risk for these amounts. If the prospective Member Co-Payment subsidies received differ from the amounts based on actual prescription claims, the difference is recorded in either accounts receivable or accrued expenses.

The PSS accounts for CMS obligations and Member Co-Payments (including the amounts subsidized by CMS) using the gross method consistent with its revenue recognition policies for Mail Co-Payments and Retail Co-Payments (discussed previously in this document).

Retail Pharmacy Segment

The RPS recognizes revenue at the time the customer takes possession of the merchandise. Customer returns are not material. Revenue generated from the performance of services in the RPS’ health care clinics is recognized at the time the services are performed. Sales taxes are not included in revenue.

Loyalty Program - The Company’s customer loyalty program, ExtraCare®, is comprised of two components, ExtraSavingsTM and ExtraBucks® Rewards. ExtraSavings coupons redeemed by customers are recorded as a reduction of revenues when redeemed. ExtraBucks Rewards are accrued as a charge to cost of revenues when earned, net of estimated breakage. The Company determines breakage based on historical redemption patterns.

See Note 12 for additional information about the revenues of the Company’s business segments.

Cost of revenues
Cost of revenues

Pharmacy Services Segment - The PSS’ cost of revenues includes: (i) the cost of prescription drugs sold during the reporting period directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network, (ii) shipping and handling costs, and (iii) the operating costs of its mail service dispensing pharmacies and client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of revenues includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the PSS’ mail service dispensing pharmacies, net of any volume-related or other discounts (see “Vendor allowances and purchase discounts” below) and (ii) the cost of prescription drugs sold (including Retail Co-Payments) through the PSS’ retail pharmacy network under contracts where it is the principal, net of any volume-related or other discounts.

Retail Pharmacy Segment - The RPS’ cost of revenues includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation and amortization) and actual and estimated inventory losses.

See Note 12 for additional information about the cost of revenues of the Company’s business segments.

Vendor allowances and purchase discounts
Vendor allowances and purchase discounts

The Company accounts for vendor allowances and purchase discounts as follows:

Pharmacy Services Segment - The PSS receives purchase discounts on products purchased. The PSS’ contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the PSS to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices, or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the PSS’ results of operations. The PSS accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The PSS also receives additional discounts under its wholesaler contracts if it exceeds contractually defined annual purchase volumes. In addition, the PSS receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of “Cost of revenues”.

Retail Pharmacy Segment - Vendor allowances received by the RPS reduce the carrying cost of inventory and are recognized in cost of revenues when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of revenues over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of revenues on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

Insurance
Insurance - The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience.

Facility opening and closing costs
Facility opening and closing costs - New facility opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a facility, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense. The long-term portion of the lease obligations associated with facility closings was $207 million and $246 million in 2014 and 2013, respectively.

Advertising costs
Advertising costs - Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding (included in operating expenses), were $212 million, $177 million and $221 million in 2014, 2013 and 2012, respectively.

Interest expense, net
Interest expense, net - Interest expense, net of capitalized interest, was $615 million, $517 million and $561 million, and interest income was $15 million, $8 million and $4 million in 2014, 2013 and 2012, respectively. Capitalized interest totaled $19 million, $25 million and $29 million in 2014, 2013 and 2012, respectively.

Shares held in trust
Shares held in trust - The Company maintains grantor trusts, which held approximately 1 million shares of its common stock at December 31, 2014 and 2013, respectively. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Accumulated other comprehensive loss
Accumulated other comprehensive income - Accumulated other comprehensive income (loss) consists of changes in the net actuarial gains and losses associated with pension and other postretirement benefit plans, losses on derivatives from cash flow hedges executed in previous years associated with the issuance of long-term debt, and foreign currency translation adjustments. The amount included in accumulated other comprehensive loss related to the Company’s pension and postretirement plans was $234 million pre-tax ($143 million after-tax) as of December 31, 2014 and $172 million pre-tax ($106 million after-tax) as of December 31, 2013. The net impact on cash flow hedges totaled $16 million pre-tax ($9 million after-tax) and $22 million pre-tax ($13 million after-tax) as of December 31, 2014 and 2013, respectively. Cumulative foreign currency translation adjustments at December 31, 2014 and 2013 were $65 million and $30 million, respectively.

Changes in accumulated other comprehensive income (loss) by component are shown below:

	Year Ended December 31, 2014(1)
In millions	Foreign Currency	Losses on Cash Flow Hedges	Pension and Other Postretirement Benefits	Total
Balance, December 31, 2013	$(30)	$(13)	$(106)	$(149)
Other comprehensive income (loss) before reclassifications	(35)	—	—	(35)
Amounts reclassified from accumulated other comprehensive income (2)	—	4	(37)	(33)
Net other comprehensive income (loss)	(35)	4	(37)	(68)
Balance, December 31, 2014	$(65)	$(9)	$(143)	$(217)

	Year Ended December 31, 2013(1)
	Foreign Currency	Losses on Cash Flow Hedges	Pension and Other Postretirement Benefits	Total
Balance, December 31, 2012	$—	$(16)	$(165)	$(181)
Other comprehensive income (loss) before reclassifications	(30)	—	—	(30)
Amounts reclassified from accumulated other comprehensive income (2)	—	3	59	62
Net other comprehensive income (loss)	(30)	3	59	32
Balance, December 31, 2013	$(30)	$(13)	$(106)	$(149)

(1)	All amounts are net of tax.

(2)
The amounts reclassified from accumulated other comprehensive income for cash flow hedges are recorded within interest expense, net on the consolidated statement of income. The amounts reclassified from accumulated other comprehensive income for pension and other postretirement benefits are included in operating expenses on the consolidated statement of income.

Stock-based compensation
Stock-based compensation - Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable requisite service period of the stock award (generally 3 to 5 years) using the straight-line method.

Variable interest entity
Variable Interest Entity - In July 2014, the Company and Cardinal Health, Inc. (“Cardinal”) established Red Oak Sourcing, LLC (“Red Oak”), a generic pharmaceutical sourcing entity in which the Company and Cardinal each own 50%. The Red Oak arrangement has an initial term of ten years. Under this arrangement, the Company and Cardinal contributed their sourcing and supply chain expertise to Red Oak and agreed to source and negotiate generic pharmaceutical supply contracts for both companies through Red Oak; however, Red Oak does not own or hold inventory on behalf of either company. No physical assets (e.g., property and equipment) were contributed to Red Oak by either company and minimal funding was provided to capitalize Red Oak.

The Company has determined that it is the primary beneficiary of this variable interest entity because it has the ability to direct the activities of Red Oak. Consequently, the Company consolidates Red Oak in its consolidated financial statements within the Retail Pharmacy Segment. Revenues associated with Red Oak expenses reimbursed by Cardinal for the year ended December 31, 2014 and amounts due to Cardinal from Red Oak at December 31, 2014 were immaterial.

Cardinal is required to pay the Company 39 quarterly payments of $25.6 million which commenced in October 2014 and, if certain milestones are achieved, it will pay additional predetermined quarterly amounts to the Company beginning in the third quarter of 2015. The payments will reduce the Company’s carrying cost of inventory and will be recognized in cost of revenues when the related inventory is sold.

Related party transactions
Related party transactions - The Company has an equity method investment in SureScripts, LLC (“SureScripts”), which operates a clinical health information network. The Pharmacy Services and Retail Pharmacy segments utilize this clinical health information network in providing services to its client plan members and retail customers. The Company expensed fees of approximately $50 million, $48 million and $32 million in the years ended December 31, 2014, 2013 and 2012, respectively, for the use of this network.

The Company’s investment in and equity in earnings in SureScripts for all periods presented is immaterial.

In September 2014, the Company made a charitable contribution of $25 million to the CVS Foundation (formerly CVS Caremark Charitable Trust, Inc.) (the “Foundation”) to fund future giving. The Foundation is a non-profit entity that focuses on health, education and community involvement programs. The charitable contribution was recorded as an operating expense in the consolidated statement of income for the year ended December 31, 2014.

Discontinued Operations
Discontinued Operations - In connection with certain business dispositions completed between 1991 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Linens ‘n Things which filed for bankruptcy in 2008. The Company’s loss from discontinued operations includes lease-related costs which the Company believes it will likely be required to satisfy pursuant to its Linens ‘n Things lease guarantees.

Below is a summary of the results of discontinued operations for the years ended December 31:

In millions	2014	2013	2012
Loss on disposal	$(1)	$(12)	$(12)
Income tax benefit	—	4	5
Loss from discontinued operations, net of tax	$(1)	$(8)	$(7)

Income taxes
Income taxes - The Company provides for income taxes currently payable, as well as for those deferred because of timing differences between reported income and expenses for financial statement purposes versus income tax return purposes. Income tax credits are recorded as a reduction of income taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Deferred income tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recoverable or settled. The effect of a change in income tax rates is recognized as income or expense in the period of the change.

Earnings per common share
Earnings per common share - Earnings per share is computed using the two-class method. Options to purchase 2.1 million, 6.2 million and 5.9 million shares of common stock were outstanding as of December 31, 2014, 2013 and 2012, respectively, but were not included in the calculation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

New Accounting Pronouncements
New Accounting Pronouncement - In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU No. 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This new guidance is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2016; early adoption is not permitted. Companies have the option of using either a full retrospective or a modified retrospective approach to adopt the guidance. This update could impact the timing and amounts of revenue recognized. The Company is currently evaluating the effect that implementation of this update will have on its consolidated financial position and results of operations upon adoption and the method of transition.